UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TOGA LIMITED
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TOGA LIMITED

Special Meeting of Stockholders

September 9, 2020 (Malaysia Time)

Notice and Proxy Statement

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 9, 2020 at 9:00 a.m. Malaysia Time (UTC +8) (September 8, 2020 at 6 p.m. PDT (UTC -7)).

Dear Fellow Stockholders of Toga Limited:	July 27, 2020

You are cordially invited to attend the Special Meeting of Stockholders (“Stockholder Meeting”) of Toga Limited, a Nevada corporation (“Toga” or the “Company”), to be held on September 9, 2020, at 9:00 a.m., Malaysia Time (UTC +8) (September 8, 2020 at 6:00 p.m. PDT (UTC -7)).

The Stockholder Meeting will be completely virtual and conducted via live audio webcast because of the public health impact of the coronavirus (“COVID-19”) pandemic to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Stockholder Meeting by first registering at http://viewproxy.com/TogaLimited/2020/htype.asp.  You will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company.

We are holding the Stockholder Meeting for the following purposes, which are more fully described in the Proxy Statement (this “Proxy Statement”) accompanying this Notice of Special Meeting of Stockholders:

1. To approve the Amended and Restated Long-Term Incentive Plan (the “Stock Incentive Plan”).

2. To approve the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”).

3. To consider and vote upon a proposal to adjourn the Stockholder Meeting, if necessary or appropriate.

4. To transact such other business as may properly come before the Stockholder Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on July 13, 2020 are entitled to notice of, and to vote at, the Stockholder Meeting or any adjournment or postponement thereof. We are providing our proxy materials to our stockholders primarily over the Internet at http://www.viewproxy.com/Togalimited/2020. The Notice of Internet Availability of Proxy Materials (“Notice”) was mailed to the Company’s stockholders on or about July 27, 2020 and contains instructions on how to access the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy card. You may request a paper or e-mail copy of the proxy materials by request by telephone (949) 333-1603 (domestic) , or + 603 7611 8203 (international) , by e-mail at info@togalimited.com, or by visiting http://www.viewproxy.com/Togalimited/2020.

You may cast your vote over the Internet or by completing and mailing a proxy card to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Stockholder Meeting regardless of whether or not you participate in the virtual Stockholder Meeting. Returning the proxy does not deprive you of your right to participate and vote your shares electronically at the Stockholder Meeting.

By Order of the Board of Directors,

/s/ Toh Kok Soon

Toh Kok Soon

Chief Executive Officer

TOGA LIMITED

2575 McCabe Way, Suite 100

Irvine, CA 92614

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 9, 2020 AT 9:00 A.M. (MALAYSIA TIME): THIS PROXY STATEMENT AND FORM OF PROXY ARE AVAILABLE AT

http://www.viewproxy.com/Togalimited/2020

Whether or not you expect to attend the Stockholder Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials (and the proxy card available therein) that you received in the mail.

2

TOGA LIMITED

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be held September 9, 2020 (Malaysia Time)

This Proxy Statement, and the proxy card, is solicited by the Board of Directors (our “Board”) of Toga Limited, a Nevada corporation, for use at the Special Meeting of Stockholders (the “Stockholder Meeting”) to be held on September 9, 2020, at 9:00 a.m. Malaysia Time (UTC +8) (September 8, 2020 at 6:00 p.m. PDT (UTC -7)), or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Stockholder Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to virtually attend the Stockholder Meeting by registering at http://viewproxy.com/TogaLimited/2020/htype.asp.

References in this Proxy Statement to “Toga,” “we,” “us,” “our,” or the “Company” refers to Toga Limited.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON September 9, 2020 at 9:00 a.m. Malaysia Time (UTC +8) (September 8, 2020 at 6:00P.m. PDT (UTC -7)).

Our proxy materials are available at http://www.viewproxy.com/TogaLimited/2020. With respect to the Stockholder Meeting and all of our future stockholder meetings, please contact Alex Henderson at (949) 333-1903 (domestic) or +603 7611 8203 (international), or by email at info@togalimited.com, to request a copy of the proxy statement, proxy card, or to obtain information regarding such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Alexander Henderson, as proxy for the Stockholder Meeting.

Why am I being provided these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Stockholder Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Stockholder Meeting as well as instructions on how to vote.

In accordance with the Securities and Exchange Commission (“SEC”) rules, we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial stockholders as of July 13, 2020, which is the record date for the Stockholder Meeting (the “Record Date”).

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction form included with the proxy materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement are available at http://www.viewproxy.com/TogaLimited/2020.

How can I sign up for the electronic proxy delivery service?

The Notice and proxy card or voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

3

Who can vote at the Stockholder Meeting?

You can vote if, as of the close of business on July 13, 2020, you were a stockholder of record of our common stock, par value $0.0001 per share (our “Common Stock”), our only series of common stock issued and outstanding. On the Record Date, there were 91,130,986 shares of our Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Stockholder Meeting or vote by proxy. Whether or not you plan to participate in the virtual Stockholder Meeting, we urge you to vote by written proxy or the Internet to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to participate in the virtual Stockholder Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Stockholder Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will not be permitted to vote the shares with respect to the following “non-discretionary” items (resulting in a “broker non-vote”):

•	the approval of the Stock Incentive Plan under Proposal 1,

•	the approval of our Amended and Restated Articles of Incorporation under Proposal 2, and

•	the approval of the grant of authority to our Board to adjourn the Stockholder Meeting, if necessary or appropriate, under Proposal 3.

You are also invited to participate at the virtual Stockholder Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Stockholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our Common Stock that you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Stockholder Meeting:

•	the approval of the Stock Incentive Plan;
•	the approval of our Amended and Restated Articles of Incorporation; and
•	the approval of any adjournment or postponement.

A vote may also be held on any other business as may properly come before the Stockholder Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Stockholder Meeting.

4

What are my voting choices for each of the items to be voted on at the Stockholder Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes

1 – Approval of the Stock Incentive Plan	FOR	● Vote “For” the approval of the Stock Incentive Plan ● Vote “Against” the approval of the Stock Incentive Plan ● Abstain from voting on this proposal	Approved if a majority of the votes cast, vote in favor of the proposal	No effect	No effect

2 – Approve our Amended and Restated Articles of Incorporation	FOR

● Vote “For” the approval of the adoption of our Amended and Restated Articles of Incorporation

● Vote “Against” the approval of the adoption of our Amended and Restated Articles of

● Abstain from voting on this proposal

			Approved if a majority of the votes cast support the proposal	No effect	No effect

3 – Approval of an adjournment or postponement, if necessary or appropriate	FOR

● Vote “For” the approval of an adjournment or postponement, if necessary or appropriate

● Vote “Against” the approval of an adjournment or postponement, if necessary or appropriate

● Abstain from voting on this proposal

			Approved if a majority of the votes cast support the proposal	No effect	No effect

Why are we holding a virtual Stockholder Meeting?

We are leveraging technology to hold a virtual Stockholder Meeting that expands convenient access to, and enables participation by, stockholders from any location around the world. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting. In addition, we also believe that it is appropriate given global health concerns associated with the COVID-19 pandemic. The virtual Stockholder Meeting will allow our stockholders to ask questions and to vote.

How can I attend and participate in the Stockholder Meeting?

The Stockholder Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast. You will be able to attend the Stockholder Meeting by first registering at http://viewproxy.com/TogaLimited/2020/htype.asp. To vote at the Stockholder Meeting, you will need the 11 digit control number included on your Notice, proxy card, or voting instruction form. The Stockholder Meeting will begin promptly at 9:00 a.m. Malaysian Time on September 9, 2020 (UTC +8) (September 8, 2020 at 6:00 p.m. PDT (UTC -7)). We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Stockholder Meeting, and you should allow ample time to ensure your ability to access the meeting.

5

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Stockholder Meeting. You may submit a question in advance of the Stockholder Meeting during the registration process by visiting http://viewproxy.com/TogaLimited/2020/htype.asp.

You may submit a question at any time during the Stockholder Meeting by typing the questions into the questions box on the screen once the virtual meeting starts. The Chairman of the Stockholder Meeting has broad authority to conduct the Stockholder Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Stockholder Meeting website during the check-in time or during the Stockholder Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to: Virtualmeeting@viewproxy.com or call 866-612-8937 or 862-203-9858 (international) for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

•

Electronically at the Stockholder Meeting. You may vote your shares electronically at the Stockholder Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instructions provided to you once you join the Stockholder Meeting. If you have already voted previously by Internet or by mailing in your proxy card, there is no need to vote again at the Stockholder Meeting unless you wish to revoke and change your vote. The voting link is:  www.AALvote.com/TOGL

•	By Internet. To vote by proxy via the Internet, simply follow the instructions described on your Notice or proxy card.

•

By Mail. To vote by mail using the proxy card, simply print, complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Stockholder Meeting, we will vote your shares as you direct.

Whether or not you plan to participate in the virtual Stockholder Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Stockholder Meeting and vote at the virtual meeting even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

•	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials.

•

By Mail. You should have received the Notice indicating where you can access a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply print, complete and promptly mail the proxy card or voting instruction form to ensure that your vote is counted.

6

How do I change or revoke my proxy?

Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Stockholder Meeting or at the virtual Stockholder Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Stockholder Meeting, by voting again on a later date on the Internet  (only your latest Internet proxy submitted prior to the Stockholder Meeting will be counted), or by virtually attending the Stockholder Meeting and voting electronically.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

•	FOR the approval of the Stock Incentive Plan under Proposal 1;

•	FOR the approval of the amendment to our Amended and Restated Articles of Incorporation under Proposal 2; and

•	FOR the approval of the adjournment or postponement of the Stockholder Meeting, if necessary or appropriate, under Proposal 3.

If any other matter is properly presented at the Stockholder Meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker, bank, or other agent?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the Stockholder Meeting, your broker will be unable to vote on the non-discretionary matters (Proposals 1, 2, and 3). Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter for which you did not provide voting instructions. Currently, no routine or discretionary matters are expected to be presented at the Stockholder Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual or special meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual or special meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

We expect that a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. We undertake to promptly deliver on request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered. Direct your written request to Toga Limited at info@togalimited.com or by calling at (949) 333-1603 (domestic) or +603 7611 8203 (international) . Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

7

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Stockholder Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Stockholder Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

Holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business and must be present at the Stockholder Meeting (virtually attending in person or represented by proxy) in order for us to hold the Stockholder Meeting and conduct business. On the Record Date, there were 91,130,986 outstanding shares of our Common Stock entitled to vote. Thus, 46,476,803 shares of our Common Stock must be present at the Stockholder Meeting (virtually attending in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote virtually at the Stockholder Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

How can I find out the results of the voting at the Stockholder Meeting?

We will announce preliminary voting results at the Stockholder Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date on which such results become final.

When are stockholder proposals for the next annual meeting due?

Any stockholder who desires to present proposals (including nominations for director candidates) at the next annual meeting, and to have such proposals set forth in the proxy statement or information statement provided in conjunction with such annual meeting, must submit such proposals to us within the time frames set forth pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Typically, in order for any stockholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement or information statement to be issued in connection with our next annual meeting of stockholders, such proposal must be received by us no later than 120 calendar days prior to the anniversary of the mailing date of a proxy statement for the previous annual meeting of stockholders or, if the date of our next annual meeting is changed by more than 30 days from the date of the previous annual meeting, then the deadline for receipt of the proposal would be a reasonable time before we begin to print and send our proxy materials. We have not yet set a date for our next annual meeting; however, we anticipate this meeting will be held in fiscal 2021. When we set this meeting date, we intend to publicly announce the meeting date and the corresponding Rule 14a-8 deadline.

Stockholders who intend to present a proposal or director nominee at the next annual meeting of stockholders without inclusion of such proposal in our proxy materials for such meeting are required to provide notice of such proposal within the time periods and in the manner set forth in our Amended and Restated Bylaws (the “Bylaws”). Proposals of business must be received by our Secretary (at the address below) not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company, which we consider a reasonable time for such submission before we begin printing and delivering our proxy materials for the next annual meeting. All stockholders’ proposals must comply with our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholders may write to Alexander Henderson, Secretary, at our principal executive office, 2575 McCabe Way, Suite 100, Irvine, California 92614, to deliver the stockholders proposals and stockholder nominations discussed above.

8

CORPORATE GOVERNANCE

Compensation Committee

On June 10, 2020, our Board formally established the Compensation Committee (our “Compensation Committee”) and approved and adopted a charter (the “Compensation Committee Charter”) to govern our Compensation Committee. Currently, Ms. Guinn, Mr. Lupkin (Chairman), and Mr. Bratt serve as members of our Compensation Committee and each meets the independence requirements of the Listing Rules of The Nasdaq Capital Market (“Nasdaq”) and the SEC, qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition to the enumerated responsibilities as set forth in the Compensation Committee Charter, the primary function of our Compensation Committee is to oversee the compensation of our executives, produce an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise our Board on the adoption of policies that govern our compensation programs. The Compensation Committee Charter may be found online at https://togalimited.com/corporate-governance/.

Our Compensation Committee did not meet during fiscal 2019 because it was not formally established until after the end of our fiscal 2019.  During fiscal 2019, our entire Board functioned as our Compensation Committee.

Compensation Committee Interlocks and Insider Participation

We recently established our Compensation Committee.  Thus, we did not have a compensation committee during the last completed fiscal year. No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 13, 2020, certain information with respect to the beneficial ownership of shares of our Common Stock by (i) each of our directors (including director nominees), (ii) each of our named executive officers, (iii) our directors and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent Owned (%)(2)
Michael Toh Kok Soon c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	24,227,546	26.59%

Alexander Henderson c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	0	*

Iain Bratt c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	498	*

Jim Lupkin c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	498	*

Shemori BoShae Guinn c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	498	*

Steve Tan See Kuy c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	275,593	*

Roy Lim Jun Hao c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	5,017,671	5.51%

Edward Ng Boon Chee c/o Toga Limited, 2575 McCabe Way, Ste. 100, Irvine, California 92614	Common Stock	691,068	*

All executive officers and directors as a group (8 persons)	Common Stock	30,380,920	33.34%

Beneficial owner of more than 5% :

Goh Seng Guan B-11-3, 239 Jalan Tum Razak IMBI 50400, Kuala Lumpur, Malaysia	Common Stock	10,236,380	11.23%

___________

* Represents less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the shares of our Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares subject to community property laws, where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of Common Stock is based on 91,130,986 shares of our Common Stock being issued and outstanding as of July 13, 2020, the Record Date.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change-in-control.

9

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by, or paid to the following “named executive officers,” which is defined as follows:

(a)	all individuals serving as our principal executive officer during the year ended July 31, 2019; and

(b)	each of our two other most highly compensated executive officers who were serving as executive officers at the end of the year ended July 31, 2019.

We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the fiscal year ended July 31, 2019.

The amounts disclosed below have been presented in U.S. dollars by converting the amounts from Malaysian Ringgit at the exchange rate as of July 31, 2018 and 2019.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael Toh Kok Soon	2018	239,331		-	-	-		239,331
Chairman of our Board, Chief Executive Officer	2019	415,000		1,033,899		-		1,448,985

Alex Henderson	2018	-		-		-	-	-
Chief Financial Officer, Secretary, Treasurer, and a Director	2019	66,000			106,102	-	-	172,102

Steve Tan See Kuy	2018	34,846		-	-		-	34,846
Group General Manager and a Director	2019	58,104	5,246	2,495,337	-	-	-	2,558,687

_________

(1)

For valuation purposes, the dollar amount shown is calculated based on the grant date fair value computed in accordance with FASB ASC Topic 718.  The number of shares granted, the grant date, and the market price of such shares are set forth below.

(2)

For valuation assumptions on stock option awards, refer to Note 6 to the audited consolidated financial statements for the year ended July 31, 2019.  The disclosed amount reflects the fair value of the stock option awards that were earned during fiscal 2019 in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table

Michael Toh Kok Soon

During the fiscal year ended July 31, 2019, we paid a base salary of $415,000 to Michael Toh Kok Soon, our Chairman and Chief Executive Officer. During the fiscal year ended July 31, 2018, we paid a base salary of $239,331 to Mr. Toh.

During the fiscal year ended July 31, 2019, we issued an aggregate of 113,530 shares of our Common Stock as stock-based compensation to Mr. Toh valued at $1,033,899 (we issued 63,051 shares of our Common Stock on February 22, 2019, when the price per share was $9.00, as reported by the OTC Markets Group, Inc. (“OTCM”) on the grant date, and we issued 50,700 shares on May 28, 2019, when the price per share was $9.20, as reported by the OTCM on the grant date).

10

Alexander D. Henderson

During the fiscal year ended July 31, 2019 and 2018, we paid a base salary of $66,000 to Alexander D. Henderson, our Chief Financial Officer. Mr. Henderson was not appointed as our Chief Financial Officer until fiscal 2019; thus, no salary was paid to him during fiscal 2018.

During the year ended July 31, 2019, we granted options to purchase up to 120,000 shares of our Common Stock to Alexander D. Henderson, our Chief Financial Officer. 60,000 shares of our Common Stock underlying the options have an exercise price of $0.20 per share and 60,000 shares of our Common Stock underlying the options at an exercise price of $0.40 per share.  The options were issued quarterly and were subject to a vesting schedule of one-third of the options vesting every thirty (30) days. The options were valued at the fair value calculated using the Black-Scholes-Merton model. These options were subsequently subject to 10:1 reverse stock split approved and adopted by our Board on April 24, 2019 ; thus, following the reverse stock split, the options became exercisable for up to 12,000 shares of our Common Stock .  The value of the options was $106,10 2 and recorded as stock-based compensation. On March 25, 2020, we redeemed stock options to purchase 18,792 shares of our Common Stock from Mr. Henderson, for an aggregate purchase price of $156,537 (or $8.33 per share). Such redeemed options included options exercisable for up to 6,792 shares of our Common Stock granted to Mr. Henderson during the nine months ended April 30, 2020.

Steve Tan See Kuy

During the fiscal year ended July 31, 2019, we paid base salary of $58,104 and a cash bonus of $5,246 to Steve Tan See Kuy, our Group General Manager. During the fiscal year ended July 31, 2018, the Company paid a salary of $34,846 to Mr. Tan.

During the fiscal year ended July 31, 2019, we issued an aggregate of 275,593 shares of our Common Stock as stock-based compensation valued at $2,495,337 (we issued 200,593 shares of our Common Stock on February 22, 2019, when the price per share was $9.00 as reported by the OTCM on the grant date, and we issued 75,000 shares on May 28, 2019, when the price per share was $9.20 as reported by the OTCM on the grant date).

Employment Agreements

The Company is not a party to any employment agreements.

Outstanding Equity Awards at Fiscal Year-End

We did not have any option awards or stock awards outstanding as of July 31, 2019.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than as disclosed below, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement, or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

11

DIRECTOR COMPENSATION

Director Summary Compensation Table

Because the Company’s “Independent” members of the Board (as such term is defined by Nasdaq) were appointed on July 18, 2019, the table below summarizes the compensation paid to our (or will be paid per the agreements) to both our prior directors, who were also employees, as well as our non-employee directors, for the fiscal year ended July 31, 2019:

Name (5)	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Roy Lim Jun Hao (3)			174,124					174,124
Edward Ng Boon Chee (3)	115,421	10,350	863,978					989,749
William Liew Choon Fook (3)
Shemori BoShae Guinn (4)	4,000	-	-	-	-	-	-	4,000
Iain Bratt (4)	4,000	-	-	-	-	-	-	4,000
Jim Lupkin (4)	4,000	-	-	-	-	-	-	4,000

______________

(1)

For valuation purposes, the dollar amount shown is calculated based on the grant date fair value computed in accordance with FASB ASC Topic 718.  The number of shares granted, the grant date, and the market price of such shares are set forth below.

(2)

For valuation assumptions on stock option awards, refer to Note 6 to the audited consolidated financial statements for the year ended July 31, 2019.  The disclosed amount reflects the fair value of the stock option awards that were earned during fiscal 2019 in accordance with FASB ASC Topic 718.

(3)	M ess r s . Lim, Ng and Liew resigned as members of our Board on July 18, 2019.

(4)	Our independent directors, Ms. Guinn M ess r s . Bratt and Lupkin became members of our Board on July 18, 2019.

(5)

Mr. Steve Tan See Kuy served as a director until July 18, 2019.  Messrs. Michael Toh Koh Soon and Alexander Henderson are current directors.  Messrs . Tan, Toh, and Henderson are also named executive officers.  Accordingly, all of the compensation paid by us to each named executive officer is reflected in the Summary Compensation Table above.

Narrative Discussion on Director Compensation

Prior to the engagement of our current independent directors, the following directors served on our board of directors: Steve Tan See Kuy, Roy Lim Jun Hao, Edward Ng Boon Chee and William Liew Choon Fook. For the fiscal year ending July 31, 2019, we did not pay any cash fees to our then-current directors, nor did we pay directors’ expenses for attending board meetings. The compensation paid to former employee directors in their roles as executive officers (Steve Tan See Kuy, Roy Lim Jun Hao, Edward Ng Boon Chee and William Liew Choon Fook (Mr. Liew is no longer a Company employee)) is set forth above in the Director Summary Compensation Table.

Roy Lim Jun Hao

During the fiscal year ended July 31, 2019, we paid no cash compensation to Mr. Lim, and issued an aggregate of 19,240 shares of our Common Stock as stock-based compensation valued at $174,124 (we issued 14,421 shares of our Common Stock on February 22, 2019, when the price per share was $9.00, as reported by the OTCM on the grant date, and we issued 4,819 shares on May 28, 2019, when the price per share was $9.20, as reported by the OTCM on the grant date).

Edward Ng Boon Chee

During the fiscal year ended July 31, 2019, we paid a base salary of $115,421 and a cash bonus of $10,350 to Mr. Ng. We also issued an aggregate of 95,140 shares of our Common Stock as stock based compensation valued at $863,978 (we issued 56,552 shares of our Common Stock on February 22, 2019, when the price per share was $9.00, as reported by the OTCM on the grant date, and we issued 38,588 shares on May 28, 2019, when the price per share was $9.20, as reported by the OTCM on the grant date).

William Liew Choon Fook

During the fiscal year ended July 31, 2019, we paid wages of $252 to Mr. Liew, and issued 3,623 shares of Common Stock as stock-based compensation valued at $32,909.00 (we issued 2,113 shares of our Common Stock on February 22, 2019, when the price per share was $9.00, as reported by the OTCM on the grant date, and we issued 1,510 shares on May 28, 2019, when the price per share was $9.20, as reported by the OTCM on the grant date).

Iain Bratt; Jim Lupkin; Shemori BoShae Guinn

Before the independent members of our Board officially became members of our Board, we paid each an introductory cash appearance fee of $4,000 on June 21, 2019. Commencing in July 2019, we entered into agreements with each of our independent members of our Board, where each independent member receives (a) cash compensation in the amount of $3,000 on a quarterly basis; and (b) quarterly stock compensation in the form of shares of our Common Stock with a market value of $1,500 calculated using the last thirty (30) days of closing trade price of our Common Stock prior to the end of the applicable fiscal quarter. We also paid consulting fees of $15,000 to Ms. Guinn for marketing research services during October, November and December 2019. We anticipate that for the next fiscal year, we will increase the cash compensation for the independent directors to $6,000 on a quarterly basis (the quarterly stock compensation will remain the same).

Risk Assessment in Compensation Programs

During fiscal 2019, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have any employee compensation policies and programs to determine whether our policies and programs create risks that are reasonably likely to have a material adverse effect on us.

12

PROPOSAL 1 – APPROVAL OF THE STOCK INCENTIVE PLAN

What Am I Voting On?

Stockholders are being asked to approve the Stock Incentive Plan. The Long-Term Incentive Plan (the “Plan”) originally was approved by our Board on June 10, 2020, as disclosed in the Current Report on Form 8-K filed by the Company on June 19, 2020. Our Board subsequently amended and restated the Plan on July 14, 2020. The Stock Incentive Plan will become effective on the date it is approved by our stockholders.  A copy of the Stock Incentive Plan is provided as Appendix A hereto.

Voting Recommendation

FOR the approval of the Stock Incentive Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices.

General Description

On July 14, 2020, the Board adopted the Stock Incentive Plan, which will become effective upon stockholder approval. The purpose of the Stock Incentive Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain key employees, directors and contractors (“Participants”) through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units in the Company (collectively, “Awards”).

Term

The Stock Incentive Plan shall continue in effect for a term of ten (10) years from the date the Stock Incentive Plan is approved by our stockholders, unless terminated earlier pursuant to the Stock Incentive Plan.

Administration

The Stock Incentive Plan will be administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the Stock Incentive Plan.

Eligibility

Any of our directors, employees, or contractors are eligible to participate in the Stock Incentive Plan.

Available Shares

Under the terms of the Incentive Stock Plan, Awards to purchase up to 10,000,000 shares of our Common Stock (the “Shares”) may be granted to eligible Participants. The Incentive Stock Plan provides that the aggregate number of Shares subject to Awards granted under the Incentive Stock Plan during any fiscal year to any one Participant will not exceed one hundred thousand (100,000) Shares, or if an Award is settled in cash, the maximum amount of any cash award allocable to any one Participant during a single fiscal year will not exceed the then-current fair market value of such Shares.

Types of Awards

We may grant the following types of Awards: stock awards, incentive stock options, non-qualified stock options, stock appreciation rights, stock units, or other stock-based awards granted in accordance with the terms of the Incentive Stock Plan.

Stock Awards. The Incentive Stock Plan authorizes the grant of stock awards to Participants. The administrator determines (i) the number of Shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the Shares, if any, (iii) the means of payment for the Shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the Shares, (vi) restrictions on transferability, (vii) whether the Shares, after vesting, are further restricted as to transferability or subject to repurchase by us or forfeiture upon the occurrence of certain events determined by the administration, in its sole discretion, and (viii) such other terms and conditions determined by the administrator.

13

Options. The Incentive Stock Plan authorizes the grant of non-qualified and/or incentive options to Participants, which options give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each Share subject to an option granted under the Incentive Stock Plan, which exercise price cannot be less than the fair market value (as defined in the Incentive Stock Plan) of our Common Stock on the grant date (or 110% of the fair market value of our Common Stock if an incentive stock option is granted to a 10% Owner (as defined in the Incentive Stock Plan)). The administrator also determines the number of Shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Incentive Stock Plan authorizes the grant of stock appreciation rights to Participants, which stock appreciation rights give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the fair market value (as defined in the Incentive Stock Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Incentive Stock Plan shall be granted subject to the same terms and conditions applicable to options granted under the Incentive Stock Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Incentive Stock Plan and may, but need not, relate to a specific option granted under the Incentive Stock Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Incentive Stock Plan. Such awards may be made in addition to or in conjunction with other awards under the Incentive Stock Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the Incentive Stock Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.

Award Limits

The Incentive Stock Plan provides that the aggregate number of Shares that may be issued under the Incentive Plan through incentive stock options (intended to qualify as such within the meaning of Section 422 of the Internal Revenue Code,) cannot exceed one hundred percent (100%) of the maximum aggregate number of Shares that may be subject to or delivered under Awards granted under the Incentive Stock Plan, as the same may be amended from time to time under the terms of the Incentive Stock Plan. Notwithstanding the designation “incentive stock option” in an option agreement, if and to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the recipient during any calendar year (under all of our plans and any plans of our subsidiaries) exceeds U.S. $100,000, such options shall be treated as non-qualified stock options under the Incentive Stock Plan. The Incentive Stock Plan also provides that the aggregate fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director of the Company during any single calendar year cannot exceed two thousand (2,000) Shares, or if an Award is settled in cash, the maximum amount of cash award allocable to any one non-employee director during a single fiscal year cannot exceed the then-current fair market value of such number of Shares.

New Plan Benefits

The amount of future grants under the Incentive Stock Plan is not determinable, as Awards under the Incentive Stock Plan will be granted at the sole discretion of the administrator.  We cannot determine at this time either the persons who will receive Awards under the Incentive Plan or the amount or types of any such Awards.

14

At the grant date, the administrator is authorized to determine the effect a termination of employment (as defined in the Incentive Stock Plan), cessation of status as a contractor (as defined in the Incentive Stock Plan), or termination of membership on our Board by a non-employee director, due to disability (as defined in the Incentive Stock Plan), retirement (as defined in the Incentive Stock Plan), death, or otherwise (including termination for cause (as defined in the Incentive Stock Plan)) will have on any Award. Unless otherwise provided in the award agreement:

•

If a Participant experiences, by reason other than termination for cause, a termination of employment, cessation of status as a contractor or termination of membership on our Board by a non-employee director, then (i) to the extent an option or stock appreciation right held by such Participant is vested and (ii) only to the extent such option or stock appreciation right is exercisable under the terms of the Participant’s award agreement, such option or stock appreciation right may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distribution of the Participant’s estate, whichever is applicable until the expiration of the stated term of such option or stock appreciation right (other than in the case of incentive stock options, wherein the period shall not exceed one year).

•

a termination of employment, cessation of status as a contractor, or termination from membership on our Board, due to disability or death, will result in vesting of a prorated portion of any stock award, stock unit award, or other stock-based award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination or cessation of status due to disability or death occurs over the total number of months in such period;

•

Any stock award, stock unit award, or other stock based award held by an Participant at retirement (as defined in the Incentive Stock Plan) that occurs at least one year after the grant date of the Award will become 100% vested as of the effective date of such retirement and, if a performance-based Award, the actual amount of the vested Award will be determined and certified by the administrator after the completion of the performance period based on actual performance results.

•

Any other termination of employment, cessation of status as a contractor, or termination of membership on our Board by a non-employee director will result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such termination of employment. If a Participant experiences a termination for cause, any and all outstanding options or stock appreciation rights (whether vested or unvested) granted to such Participant will immediately lapse and be of no force or effect.

•

Notwithstanding anything to the contrary in the Incentive Stock Plan, if any Participant ceases to be an employee, contractor or member on our Board, as applicable, for any reason (including without limitation his or her death, disability, retirement, resignation, replacement, removal, expiration of term, discharge or any other reason), then the Company will have the exclusive right and option to purchase from such Participant, the executor or administrator of his or her estate, or his or her other successor in interest, as the case may be, any or all of the Shares that may have been purchased or awarded to the Participant under the Incentive Stock Plan (including without limitation any Shares purchased upon exercise of an option or other right after termination of the Participant’s employment or status as a non-employee member on our Board and any additional Shares that the participant may have received as a result of any stock splits, stock dividends or similar sources as a result of receiving Shares under the Incentive Stock Plan).

•

Notwithstanding anything to the contrary in the Incentive Stock Plan, no unexercised right created under the Incentive Stock Plan (an “Unexercised Right”) and held by the Participant on the date of his or her termination of employment or status as a contractor or member on our Board, for any reason, will be exercisable after such termination if, prior to such exercise, Participant: (i) takes other employment or renders services to others without our written consent, (ii) violates any non-competition, confidentiality, conflict of interest, or similar provisions set forth in the Participant’s award agreement pursuant to which such unexercised right was awarded, or (iii) otherwise conducts himself or herself in a manner adversely affecting us in the sole discretion of the administrator.

No Dissenters’ Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ rights with respect to the Incentive S tock Plan, and we will not independently provide our stockholders with any such right.

The foregoing summary of the Incentive Stock Plan is qualified in its entirety by reference to the full text of such document, which is attached hereto as Appendix A, and is incorporated by reference herein.

15

PROPOSAL 2 - APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

What Am I Voting On?

On July 14, 2020, our Board adopted resolutions approving an amendment and restatement of our   Articles of Incorporation, as amended (the “Articles of Incorporation”) and directing that the proposed Amended and Restated Articles of Incorporation be submitted to a vote of the stockholders at the Stockholder Meeting.  If approved by the stockholders, the Articles of Incorporation will be amended and restated in the form attached hereto as Appendix B and filed with the Secretary of State of the State of Nevada .  The following discussion is a summary of the key changes effected by the Amended and Restated Articles of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation attached hereto.

Voting Recommendation

FOR the approval of the Amended and Restated Articles of Incorporation because we believe the Amended and Restated Articles of Incorporation will provide us with additional flexibility to issue non-voting Common Stock or Preferred Stock for a variety of general corporate purposes.

General Description

Our Articles of Incorporation currently authorize our Board to issue 1,000,000,000 shares of our Common stock.  As of the Record Date, there were 91,130,986 shares of our Common Stock issued and outstanding. Our Articles of Incorporation also currently authorize us to issue 20,000,000 shares of preferred stock, $0.0001 par value (our “Preferred Stock”), none of which were issued and outstanding as of the Record Date.

The proposed Amended and Restated Articles of Incorporation will divide and designate the 1,000,000,000 shares of our Common Stock into two classes, consisting of 500,000,000 shares of Class A voting Common Stock (our “Class A Common Stock”), and 500,000,000 shares of Class B non-voting Common Stock (our “Class B Non-Voting Common Stock”), and establish the rights and preferences for such classes. It also amends the voting rights of our Common Stock and our Preferred Stock with respect to voting for directors to clarify that only our newly designated Class A Common Stock will be entitled to one vote for each share held. Our Preferred Stock w ill be “blank check” with the voting rights to be determined by our Board at the time of issuance.

Reasons for the Creation of Two Classes of our Common Stock

Our Board determined that the creation of two classes of our Common Stock is in our best interests and unanimously recommends approval by our stockholders. Our Board believes that the availability of shares of our Class B Non-Voting Common Stock is beneficial to us because it will provide us with the additional flexibility to issue our Class B Non-Voting Common Stock for a variety of general corporate purposes, while not diluting the voting rights of the existing stockholders.  Some general corporate purposes might include, without limitation, future financings, investment opportunities, acquisitions, or other distributions of equity incentive for our employees, consultants or other agents.

As of the Record Date, we were authorized to issue up to 1 billion shares of our Common Stock, of which 91,130,986 shares of our Common Stock were issued and outstanding. In addition, as of the Record Date, an aggregate of 10,000,000 shares of our Common Stock were reserved for issuance under the Incentive Stock Plan.  Thus, if Proposal 2 is approved, we will have approximately 398,869,014 shares of our Class A Common Stock available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.  The Amended and Restated Articles of Incorporation will provide our Board the discretion to issue new equity as either voting or non-voting stock.

Effects of the Creation of Two Classes of our Common Stock

If the Amended and Restated Articles of Incorporation is approved by our stockholders, then, upon the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, we will have the authority to issue up to 500,000,000 shares of our Class A Common Stock and 500,000,000 shares of our Class B Non-Voting Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in our best interests.

16

In addition, the creation of two classes of our Common Stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The creation of the two classes of authorized Common Stock will not change the number of shares of our Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock. In the future, if we issue shares of our Class B Non-Voting Common Stock or other securities convertible into shares of our Class B Non-Voting Common Stock, it could dilute earnings per share, book value per share or ownership of existing stockholders. However, it will not dilute the voting rights of existing stockholders.

The issuance of our Class B Non-Voting Common Stock could also prolong the period of time during which the current significant stockholders can exercise a controlling influence on corporate matters.  Our current management comprised of Michael Toh Kok Soon, Alexander Henderson, Steve Tan See Kuy, Roy Lim Jun Hao and Edward Ng Boon Chee holds approximately 33% of our voting control.  The principal purpose of the designation of the two classes of Common Stock is to create the Class B Non-Voting Common Stock, which can then be used to raise equity capital, finance stock-based acquisitions and/or fund equity incentive programs, without diluting the voting control of our current management and our current stockholders. Because the shares of our Class B Non-Voting Common Stock have no voting power (except as may be required by the Nevada Revised Statutes ), the issuance of such shares in lieu of Class A Common Stock, could prolong the duration of our current management’s current relative ownership of our voting power and their ability to determine the outcome of most matters submitted to a vote of the stockholders.

The issuance of our Class B Non-Voting Common Stock may also negatively affect the decision of certain institutional investors to purchase our Common Stock that would otherwise consider investing in us.  The holding of non-voting Common Stock may not be permitted by the investment policies of certain institutional investors or may be less attractive to managers of certain institutional investors.  In addition, certain businesses that we may be interested in acquiring may not agree to accept shares of our Class B Non-Voting Common Stock, and we will have to issue shares of our Class A Common Stock, which would result in the current holders of our Common Stock to have both economic and voting dilution.

We may issue shares of our Class B Non-Voting Common Stock as equity incentive for our employees, consultants or other agents, but such persons may not want such Class B Non-Voting Common Stock, especially if we list the Class B Non-Voting Common Stock on an exchange and such stock is trading at a significant discount to our Class A Common Stock or if our Class B Non-Voting Common Stock is illiquid.  As such, we may need to issue shares of our Class A Common Stock to adequately incentivize such persons, which would also result in both economic and voting dilution to all stockholders.   We have no current intention at this time to list the Class B Non-Voting Common Stock.

The creation of our Class B Non-Voting Common Stock has been prompted by business and financial considerations. We have no present plans, proposals or arrangements, written or otherwise, at this time to issue any Common Stock in connection with a merger, share exchange or acquisition. We may issue our Common Stock in the future in connection with both public and private financings.

Reason for and Effect of Amending the Voting Rights of the Common Stock and Preferred Stock with Respect to Voting for Directors

Currently, the Articles of Incorporation provide that all classes of stock (which would include our Preferred Stock) are entitled to one vote for each share held with respect to voting for directors.  If the Amended and Restated Articles of Incorporation are approved by our stockholders, our Board will be able to fix the rights and designations of any unissued series of our Preferred Stock (at the time of such designation) to allow the holders of such new series to vote separately as a class in connection with the directors.  Potential holders of our Preferred Stock may also be given a disproportionately large number of votes or might be given preferences in dividend payments, liquidations or other rights.  The ability of our Board to fix the voting rights and other rights and preferences at the time of designation means that our Preferred Stock would be fully “blank check.”

17

Opportunities may arise that may require prompt action, and our Board believes that the delay necessary for obtaining stockholder approval to issue Preferred Stock with superior voting rights for directors could be a detriment to us and our stockholders.  Accordingly, as proposed, the Amended and Restated Articles of Incorporation would amend the voting rights of our Common Stock and Preferred Stock with respect to voting for directors and would provide that our Class A Common Stock would be entitled to one vote for each share held and that our Preferred Stock would be “blank check” with the voting rights to be determined by our Board at the time of designation.  Our Class B Non-Voting Common Stock would not have any voting rights, including having no right to elect directors.

Our Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of our Preferred Stock, except as required by law or regulation. Should our Board determine to issue a new class or series of our Preferred Stock, it will only do so upon terms that our Board deems to be in our and our stockholders’ best interests.

Potential Anti-Takeover Effects

While authorization of additional shares may be deemed to have potential anti-takeover effects, this proposal is not prompted by any specific effort or perceived threat of takeover. Further, we are not currently aware of any pending or proposed transaction involving a change in control. Our Board does not currently have any plans to implement additional measures that may have an anti-takeover effect aside from the measures already discussed below.

Pursuant to the current Articles of Incorporation, our Board has the authority, without further action by our stockholders, to issue up to 20,000,000 shares of our Preferred Stock in one or more series, and to fix the designations, powers, preferences, privileges and relative participating, optional or special rights and the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of our Common Stock. Our Preferred Stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of our Preferred Stock without stockholder approval, thereby diluting or impairing the voting power of the other outstanding shares of our Common Stock and increasing the potential costs to acquire control of us. Our Preferred Stock, therefore, may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. Our Preferred Stock may have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. At present, there are no shares of our Preferred Stock outstanding.

This Proposal 2 is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person.

On July 14 2020, the Board of Directors approved the adoption of the Bylaws, effective on the same date and attached hereto as Appendix C. The Bylaws generally modernize and restate the prior bylaws, in some cases providing procedures for actions by stockholders and directors or by conforming provisions to Chapter 78 of the Nevada Revised Statutes.

18

Various provisions of our Bylaws, as well as of our Amended and Restated Articles of Incorporation and of the Nevada Revised Statutes, may discourage, delay or prevent a change in control or takeover attempt of us by a third party that is opposed by our Board.  Our Bylaws, among other things, include provisions that:  (i) allow our Board to fill any Board vacancies that occur by reason of death, removal or resignation; (ii) allow our Board to increase the size of our Board and to fill newly created directorships by a majority vote of our Board; and (iii) provide for the classification of our Board into three classes, beginning at the fiscal 2021 annual stockholders’ meeting.  The Bylaws also provide that except as otherwise required by law, special meetings of our stockholders can only be called by the Chairman of our Board, the majority of our Board, or by certain of our officers.  In addition, the Bylaws have established an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to our Board, and have set forth that stockholders at an annual meeting may only consider proposals or nominations specified in the notice of the meeting or brought before the meeting by or at the direction of our Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Secretary of the stockholder’s intention to bring such business before the meeting.  These provisions could have the effect of delaying until the next annual stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.  The Bylaws also include a requirement that stockholder actions must be effected at a duly called stockholders meeting and prohibit actions by our stockholders to be taken by written consent. Finally, the Bylaws require a vote of 66 2/3% of our stockholders to alter, amend or repeal certain provisions, including the advance notice provisions, classified board and provisions for filling Board vacancies.

Our current Articles of Incorporation, and if adopted, the Amended and Restated Articles of Incorporation, contain a provision prohibiting the stockholders from cumulating their votes at any election of directors.

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us.

The foregoing summaries of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are qualified in their entirety by reference to the full text of such document, which are attached hereto as Appendix B and Appendix C, and are incorporated by reference herein.

19

PROPOSAL 3 – AUTHORITY TO ADJOURN THE STOCKHOLDER MEETING

What Am I Voting On?

In this proposal, we are asking you to authorize our Board to adjourn the Stockholder Meeting to another place, date, or time if our Board believes adjournment is necessary or appropriate. If the stockholders approve the proposal to adjourn the Stockholder Meeting, we would expect to adjourn the Stockholder Meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted, if necessary to approve Proposals 1 or 2.

If a quorum does not exist, the holders of a majority of shares present at the Stockholder Meeting in person or by proxy may adjourn the Stockholder Meeting to another place, date, or time.

Voting Recommendation

FOR the approval of granting our Board the authority to adjourn the Annual Meeting if our Board deems it necessary or appropriate.

20

OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Stockholder Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Stockholder Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Copies of our Annual Report on Form 10-K for the year ended July 31, 2019, as filed with the SEC (without exhibits), may be obtained without charge to stockholders upon written request to Investor Relations at 2575 McCabe Way, Suite 100, Irvine, California 92614. In addition, copies of this document, the Company’s annual and quarterly reports, and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors, Michael Toh Kok Soon Chairman of the Board, Chief Executive Officer 2575 McCabe Way, Suite 100, Irvine, California 92614 July 27, 2020

21

APPENDIX A

PROPOSED LONG-TERM INCENTIVE PLAN

TOGA LIMITED
AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN

1. Purpose of the Plan.

This Plan is intended to foster the growth and success of the Company and its Affiliates by providing a means to attract, motivate and retain key employees, directors and contractors upon whose judgment, initiative and efforts the Company depends for the successful conduct of the business through awards of equity and equity-based interests in the Company.

2. Definitions.

The following capitalized terms shall have the meanings attributed to them below when used in this Plan.

Administrator means the Board, any committee thereof or such other delegates as are administering the Plan in accordance with Section 4.

Affiliate means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

Applicable Law means all applicable United States federal and state laws, the requirements under any stock exchange or quotation system on which the Company has listed or submitted for quotation the Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

Award means a Stock Award, Incentive Stock Option, Nonqualified Stock Option, Appreciation Right, Stock Unit or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

Award Agreement means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Stock Unit Agreement or Other Stock-Based Award Agreement, which shall be in a writing (which shall include written agreements in electronic format), in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of the individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement being signed by the Company or the Participant receiving the Award unless specifically so provided in the Award Agreement.

Awardee means an Employee, Director or Contractor who has been granted an Award under the Plan.

Bankruptcy means (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder, or (ii) the Holder being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Holder’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Holder being subject to a transfer of its Issued Shares by operation of law, except by reason of death or divorce.

Board means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means a committee of Directors appointed by the Board in accordance with Section 4, if any. References to the Committee mean the Board if no Committee is appointed hereunder.

Company means Toga Limited, a Nevada corporation, or, except as utilized in the definition of Sale Event, its successor.

Contractor means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Affiliate, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to this Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Sections 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

Director means a member of the Board.

Disability means (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Administrator determines otherwise in an applicable Award Agreement, “Disability” as determined by the Administrator. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (i) the Participant’s “disability” within the meaning of Section 409A, (ii) the Participant’s “separation from service” within the meaning of Section 409A and (iii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

Disaffiliation means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

Employee means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

2

Fair Market Value means the closing price for a Common Share reported on a consolidated basis on the exchange or national market system on which Shares are traded on the date of measurement, or if Shares were not traded on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Administrator may select. If the Shares are not listed on a national securities exchange or system, Fair Market Value shall be determined in good faith by the Administrator in its sole discretion, taking into account, to the extent appropriate, the requirements of Section 409A (including, without limitation, the requirement that fair market value be determined through the reasonable application of a reasonable valuation method).

Grant Date means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Administrator.

Holder means, with respect to an Award or any Issued Shares, the Awardee of the Award or Issued Shares and Permitted Transferee of such Award or Issued Shares. The term “Holder” shall not include any transferee of Issued Shares who is not a Permitted Transferee.

Incentive Stock Option means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and that so qualifies.

Issued Shares means, collectively, all outstanding Shares issued pursuant to the terms of Awards (including, without limitation, Shares issued to a Holder upon the exercise of an Option).

Non-Employee Director means a Director who is not an Employee of the Company.

Nonqualified Stock Option means an Option that is not an Incentive Stock Option.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

Option means a right granted under Section 8 to purchase a number of Shares or Stock Units at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

Other Stock-Based Award means an Award granted pursuant to Section 12 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Participant means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

Permitted Transferees means an Awardee’s spouse, former spouse, children, stepchildren, brothers, sisters, nephews, nieces, grandchildren, parent, grandparent, mother-in-law, father-in-law, son-in-law or daughter-in-law, including adoptive relationships (“family members”), a trust in which the Awardee and the Awardee’s family members have more than 50 percent of the beneficial interests or any other entity in which the Awardee and Awardee’s family members own more than 50 percent of the voting interests. Upon the death of the Awardee, the term Permitted Transferees shall also include such deceased Awardee’s estate, executives, administrators, personal representatives, heirs, legatees and distributees, as the case may be. The Committee may limit “Permitted Transferees” to family members (as defined in the General Instructions to Form S-8 under the Securities Act) of a Participant under an Award Agreement or otherwise if it deems such a limitation necessary or appropriate.

3

Plan means this Toga Limited Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

Repurchase Event means (i) a Termination of Service, (ii) the Awardee’s Bankruptcy, (iii) the consummation of a Sale Event, or (iv) a Restrictive Covenant Breach.

Restrictive Covenant Breach means a breach by the Awardee of an Award of any written non-competition, non-solicitation, non-disparagement or confidentiality covenant owing to, or for the benefit of, the Company, determined in each such case by the Board in its good faith judgment. The date of a Restrictive Covenant Breach shall be deemed to be the date upon which the Board first learns of such Restrictive Covenant Breach.

Retirement means voluntary Termination of Employment by an Employee from the Company and its Affiliates after the Employee has attained age sixty-five (65) and completed at least five (5) years of service with the Company and its Affiliates.

Sale Event means a “Sale Event” described in Exhibit A.

Section 409A means Section 409A of the Code and state and local laws, rules and regulations with the same or similar purpose.

Securities Act means the United States Securities Act of 1933, as amended.

Share means a share of Common Stock of the Company, as adjusted in accordance with Section 15.

Stock Appreciation Right means a right to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

Stock Award means an award or issuance of Shares made under Section 11, the grant, issuance, retention, vesting or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

Stock Unit means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

Stock Unit Award means an award or issuance of Stock Units made under Section 12, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

4

Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.

Termination for Cause means, unless otherwise provided in an Award Agreement, Termination of Employment, termination of status as Non-Employee Director or termination of status as Contractor on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, material violation of state or federal securities laws, or the intentional and repeated violation of the written policies, procedures or rules of the Company or, if applicable, violation of the policies, procedures or rules governing Contractor conduct, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a Termination for Cause.

Termination of Employment means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee. Unless otherwise determined by the Administrator, if a Participant’s employment with, or membership on, a board of directors (or similar governing body) of the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-Employee Director capacity or as a Contractor or an Employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors (or similar governing body) of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” under Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to Section 409A, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period. The Administrator or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spinoff of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Employment for purposes of affected Awards, and such decision shall be final, conclusive and binding.

3. Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is ten million (10,000,000) Shares. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. In no event will the Shares that are subject to or delivered under Awards granted under the Plan exceed the number of Shares authorized under the Company’s Articles of Incorporation, as amended from time to time.

5

(b) Code Section 422 Limits; Other Share Limitations. Subject to Section 15(a), the aggregate number of Shares subject to Awards granted under this Plan during any fiscal year to any one Employee shall not exceed one hundred thousand (100,000) Shares, or if an Award is settled in cash, the maximum amount of cash award allocable to any one Employee during a single fiscal year shall not exceed the then-current Fair Market Value of such Shares. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be issued under the Plan through Incentive Stock Options shall not exceed one hundred percent (100%) of the maximum aggregate number of Shares that may be subject to or delivered under Awards granted under the Plan, as the same may be amended from time to time under the terms of the Plan.

(c) Limit on Awards to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate Grant Date Fair Market Value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-Employee Director during any single calendar year shall not exceed two thousand (2,000) Shares, or if an Award is settled in cash, the maximum amount of cash award allocable to any one Non-Employee Director during a single fiscal year shall not exceed the then-current Fair Market Value of such number of Shares.

(d) Share Counting Rules.

(i) For purposes of this Section 3, Shares subject to Awards that have been canceled, expired, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan. Notwithstanding the foregoing, Shares added back under the provisions of this subsection (d) shall not be counted when determining the limit on Shares that may be granted as Incentive Stock Options under subsection (b), above.

(ii) Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award, shall be available for grant under the Plan on a one-for-one basis.

4. Administration of the Plan.

(a) Procedure.

(i) Administrative Bodies. The Plan shall be administered by the Board, any Committee designated by the Board to so administer this Plan and their respective delegates. For purposes of Awards to non-employee directors, “Committee” shall mean the full Board. If the Company has a class of securities that is registered under Section 12 of the Exchange Act, the Committee shall be comprised of two or more directors of the Company, each of whom shall qualify as a “non-employee director” under Rule 16b-3 promulgated by the Securities Exchange Commission under the Exchange Act.

6

(ii) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(iii) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law (including restrictions on delegation of authority relative to awards to “insiders” under Section 16 of the Exchange Act), the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Contractors, Non-Employee Directors and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Shares to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Contractors, Employees and Non-Employee Directors;

(iv) to determine the Fair Market Value of Shares;

(v) to approve forms of Award Agreements;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vii) to correct administrative errors;

(viii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda), Awards granted pursuant to the Plan, administrative forms, policies and procedures and any other extrinsic documents relating to the Plan;

(ix) to adopt forms, rules, policies and procedures relating to the operation and administration of the Plan;

7

(x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(xi) to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability; provided, however, that any such modification or amendment: (A) is subject to the plan amendment provisions set forth in Section 16, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either: (Y) is required or advisable for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Sale Event;

(xii) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any vesting or resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the vesting or exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(xvi) to adopt such procedures or sub-programs as are necessary or appropriate for participation in the Plan by Employees or Directors who are foreign nationals or employed outside of the United States; and

(xvii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

8

(c) Sale Event. The following provisions shall apply to Awards in connection with a Sale Event unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Awardee or unless otherwise expressly provided by the Committee at the time of grant of an Award. Except as otherwise stated in the Award Agreement, in the event of a Sale Event, then, notwithstanding any other provision of the Plan, the Committee may take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Sale Event:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar stock award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Sale Event);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Sale Event as the Committee shall determine (or, if the Committee shall not determine such a date, to the date that is five (5) days prior to the effective date of the Sale Event), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Sale Event;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Sale Event, in exchange for such cash consideration, if any, as the Committee, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Committee equal to the excess, if any, of (A) the value of the property the holder of the Award would have received upon the exercise of the Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all Awards or with respect to all Awardees.

(d) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, accountants and consultants as it may select.

9

(e) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Board or Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation, by-laws or regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility.

Awards may be granted only to Employees, Directors and Contractors of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company (the “Effective Date”). It shall continue in effect for a term of ten (10) years from the date the Plan is approved by the shareholders of the Company unless terminated earlier under Section 17 of the Plan.

7. Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. However, in the case of an Incentive Stock Option granted to an individual who, immediately before the Incentive Stock Option is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the term shall be five (5) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals or the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

10

(b) Exercise Price. The per Share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, and the per Share exercise price for the Shares to be issued upon exercise of an Incentive Stock Option shall be no less than 110% of the Fair Market Value per Share on the Grant Date if the Incentive Stock Option is granted to a 10% Owner.

(c) No Option Repricing. Subject to Section 15, the exercise price of an Option may not be reduced without shareholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option, without shareholder approval.

(d) No Reload Grants. Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of Shares to the Company in payment of, the exercise price, a tax withholding obligation or both, under any other employee stock option.

(e) Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. In the absence of any specific language in the Option Agreement regarding vesting, each Option will vest as follows: 20% of the Option will vest on the first anniversary of the Grant Date, an additional 40% vesting on the second anniversary of the Grant Date, and the final 40% vesting on the third anniversary of the Grant Date; thereby rendering the Options 100% vested three years after the Grant Date. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash;

(ii) certified or bank cashier’s check or wire transfer (denominated in U.S. Dollars);

(iii) subject to any conditions or limitations established by the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price shall be refunded to the Awardee in cash);

(iv) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

11

(v) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi) such other consideration and method of payment for the issuance of Shares deemed appropriate by the Administrator to the extent permitted by Applicable Law; or

(vii) any combination of the foregoing methods of payment.

Notwithstanding the foregoing and the terms of any Award Agreement to the contrary, during any period for which Shares are publicly traded, an exercise that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

(g) Procedure for Exercise; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion. An Option may not be exercised for a fraction of a Share.

(h) Termination of Employment, Non-Employee Director Status or Contractor Status. The Administrator shall determine as of the Grant Date (but subject to modification subsequent to the Grant Date) the effect a Termination of Employment, termination from membership on the Board by a Non-Employee Director or cessation of status as a Contractor shall have on any Option. Unless otherwise provided in the Award Agreement:

(i) Termination of Employment, Non-Employee Director Status or Contractor Status without Cause. If a Participant experiences, by reason other than Termination for Cause, a Termination of Employment, a termination of his or her status as a Non-Employee Director or a termination of his or her status as a Contractor then (i) to the extent an Option held by such Participant is vested and (ii) only to the extent such Option is exercisable under the terms of the Award Agreement, such Option may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distribute of the Participant’s estate, whichever is applicable until the expiration of the stated term of such Option (other than in the case of Incentive Stock Options, wherein the period shall not exceed one year).

12

(ii) Termination for Cause. If a Participant experiences a Termination for Cause, any and all outstanding Options (whether vested or unvested) granted to such Participant shall immediately lapse and be of no force or effect.

(i) Restrictions on Shares Subject to Stock Options. Shares issued upon the exercise of any Option may be made subject to such disposition, transferability or other restrictions or conditions as the Administrator may determine, in its discretion, and as shall be set forth in the applicable Option Agreement.

9. Incentive Stock Option Terms and Limitations.

(a) Eligibility. Only Employees of the Company or its Subsidiaries may be granted Incentive Stock Options.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10. Stock Appreciation Rights.

Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A). All Stock Appreciation Rights shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8. The Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

13

11. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding: (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, (vi) whether the Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Administrator, in its sole discretion, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Administrator may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Administrator shall deem appropriate.

(b) Form of Consideration. The Administrator shall determine the acceptable method of payment of the purchase price for a Stock Award, if any, either through the terms of the Stock Award Agreement or at the time of purchase. Acceptable forms of payment may include:

(i) cash;

(ii) certified or bank cashier’s check or wire transfer (denominated in U.S. Dollars);

(iii) subject to any conditions or limitations established by the Administrator, the delivery of other unrestricted Shares which have a Fair Market Value on the date of surrender equal to or greater than the aggregate purchase price of the Shares being purchased (it being agreed that the excess of the Fair Market Value over the aggregate purchase price shall be refunded to the Awardee in cash);

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(v) any combination of the foregoing methods of payment.

(c) Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Awardee. Such Stock Awards are referred to as “Restricted Stock Awards.”

14

(d) Termination of Employment, Board Membership or Cessation of Status as Contractor. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director, an Employee’s Termination of Employment or an individual’s cessation of status as a Contractor shall have on any Stock Award. Unless otherwise provided in the Award Agreement: (i) a Termination of Employment due to Disability or death, a cessation of status as a Contractor due to Disability or death or a termination from membership on the Board by a Non-Employee Director due to Disability or death, shall result in vesting of a prorated portion of any Stock Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death, cessation of status as a Contractor due to Disability or death or termination from membership on the Board by a Non-Employee Director due to Disability or death occurs over the total number of months in such period; (ii) any Stock Award held by an Employee at Retirement that was granted more than 12 months prior to the date of the Employee’s Retirement shall become 100% vested as of the effective date of such Retirement and, if a performance-based Award, the actual amount of the vested Award shall be determined and certified by the Administrator after the completion of the performance period based on actual performance result; and (iii) any other Termination of Employment, cessation of status as a Contractor or termination from membership on the Board by a Non-Employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.

(e) Share Restrictions. Subject to the provisions of the Plan and the applicable Stock Award Agreement, during such period as may be set by the Administrator in its discretion and as set forth in the applicable Stock Award Agreement (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Shares issued pursuant to a Stock Award. The Administrator shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares issued pursuant to a Stock Award. Upon the expiration of the Restriction Period without prior forfeiture of the Shares (or rights thereto) subject to the Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

(f) Stock Issuance and Restrictive Legends. Upon execution and delivery of a Stock Award Agreement and receipt of payment of the full purchase price, if any, for the Shares subject to the Stock Award Agreement, the Company shall, as soon as administratively practicable thereafter, issue the Shares. Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend.

(g) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Long-Term Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Toga Limited.

15

The Committee may require that the certificates evidencing such Shares be held in custody by the Company or the trustee of a trust set up by the Administrator) until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by such Award.

12. Stock Unit Awards and Other Stock-Based Awards.

(a) Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding: (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Administrator may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Administrator shall deem appropriate.

(i) Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Unit Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Awardee. Such Stock Unit Awards are referred to as “Restricted Stock Unit Awards.”

(ii) Termination of Employment, Board Membership or Cessation of Status as a Contractor. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director, cessation of an individual’s status as a Contractor or an Employee’s Termination of Employment shall have on any Stock Unit Award. Unless otherwise provided in the Award Agreement: (i) a Termination of Employment due to Disability or death, a cessation of status as a Contractor due to Disability or death or a termination from membership on the Board by a Non-Employee Director due to Disability or death, shall result in vesting of a prorated portion of any Stock Unit Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death, cessation of status as a Contractor due to Disability or death or termination from membership on the Board by a Non-Employee Director due to Disability or death occurs over the total number of months in such period; (ii) any Stock Unit Award held by an Employee at Retirement that was granted more than 12 months prior to the date of the Employee’s Retirement shall become 100% vested as of the effective date of such Retirement, and, if a performance-based Award, the actual amount of the vested Award shall be determined and certified by the Administrator after the completion of the performance period based on actual performance results; and (iii) any other Termination of Employment, cessation of status as a Contractor or termination from membership on the Board by a Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Unit Awards.

(iii) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and delivered to the Participant.

16

(b) Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to a cash basis performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(i) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Administrator. The Administrator may establish performance goals in its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(ii) Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Administrator determines.

(iii) Termination of Employment or Board Membership or Cessation of Status as a Contractor. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director, the cessation of an individual’s status as a Contractor or an Employee’s Termination of Employment shall have on any Other Stock-Based Award. Unless otherwise provided in the Award Agreement: (i) a Termination of Employment due to Disability or death, a cessation of status as a Contractor due to Disability or death or termination from membership on the Board by a Non-Employee Director due to Disability or death, shall result in vesting of a prorated portion of any Other Stock-Based Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment or Board membership due to Disability or death or cessation of status as a Contractor due to Disability or death occurs over the total number of months in such period; (ii) any Other Stock-Based Award held by an Employee at Retirement that was granted more than 12 months prior to the date of the Employee’s Retirement shall become 100% vested as of the effective date of such Retirement and, if a performance-based Award, the actual amount of the vested Award shall be determined and certified by the Administrator after the completion of the performance period based on actual performance results; and (iii) any other Termination of Employment, cessation of status as a Contractor or termination from Board membership shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.

17

(iv) Effect of Forfeiture. If Restricted Stock is not vested and the Awardee purchased such Restricted Stock from the Company, the Company or its assigns shall have the right and option to repurchase some or all of such non-vested Shares (as determined by the Company) upon the occurrence of an event causing the Awardee or Holder to forfeit his or her right to such Restricted Stock (the “Forfeiture Date”) at a repurchase price equal to the lesser of (x) the amount paid by the Awardee for such Shares, or (y) the Fair Market Value per Share on the date the Company exercises its repurchase right. This repurchase right may be exercised by the Company at any time during the period commencing on the date the forfeiture event occurs and ending on the date that is six months following the date of such forfeiture event occurs (the “Repurchase Period”) upon payment by the Company of the repurchase price to the Holder of the repurchased Shares. Any Shares of Restricted Stock that the Company does not repurchase during the Repurchase Period shall become vested and nonforfeitable at the expiration of the Repurchase Period.

13. Other Provisions Applicable to Awards.

(a) Restriction on Exercise after Termination. Notwithstanding any provision of this Plan to the contrary, no unexercised right created under the Plan (an “Unexercised Right”) and held by the Participant on the date of his or her Termination of Employment for any reason or, if the Participant is a Non-Employee Director or a Contractor, the date of termination of the Participant’s status as a Director or Contractor for any reason, shall be exercisable after such termination if, prior to such exercise, the Participant: (i) takes other employment or renders services to others without the written consent of the Company, (ii) violates any non-competition, confidentiality, conflict of interest, or similar provisions set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (iii) otherwise conducts himself or herself in a manner adversely affecting the Company in the sole discretion of the Administrator.

(b) Securities Law Restrictions. No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal, state and foreign securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to registration or other qualification of the Shares or other securities under any applicable state or federal law, rule or regulations as the Administrator shall determine to be necessary or advisable, in its sole discretion.

The Administrator may require each person acquiring Shares under the Plan to: (i) represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and (ii) make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Administrator may reasonably request. Any certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, and stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company’s obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies, including, without limitation, any stock exchange on which the Company’s Shares may then be listed.

18

14. Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Unit Awards and Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, all as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15. Treatment Upon Sale Event or Other Extraordinary Transaction.

(a) Options.

(i) In the case of and subject to the consummation of a Sale Event, the Committee shall have the right (but not the obligation) to accelerate the vesting with respect to any or all of the outstanding Options. Upon the consummation of a Sale Event, the Plan and all Options issued hereunder (both vested and unvested) shall terminate upon the effective time of any such Sale Event unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of Shares and, if appropriate, the per Share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).

(ii) In the event of the termination of the Plan and all Options issued hereunder pursuant to a Sale Event, each Holder of Options shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all such Options that are then exercisable or that will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of any Options not exercisable prior to the Sale Event shall be conditioned upon the consummation of the Sale Event.

(iii) Notwithstanding anything to the contrary in Section 15(a)(i), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each Share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Awardees holding vested Options (including Options (if any) that vest as a result of such Sale Event) in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per Share pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding vested Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested Options. If exercise price per Share of a vested Option equals or exceeds the Sale Price per Share, such Option shall be cancelled upon consummation of such Sale Event without payment of any consideration to the Awardee unless provision is made in connection with the Sale Event for the assumption or continuation of such Option pursuant to Section 15(a)(i) above.

(b) Option Shares and Restricted Stock Awards. Unless otherwise provided in an Award agreement, in the case of and subject to the consummation of a Sale Event, Option Shares and Shares of Restricted Stock shall be subject to the repurchase right set forth in Section 16.

19

(c) Unrestricted Stock Awards. Unless otherwise provided herein or in an Award agreement, any Shares of Unrestricted Stock shall be treated in a Sale Event the same as all other Shares then outstanding.

(d) Adjustment Clause. In the event of: (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company, or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation: (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the acceleration of vesting of such Awards or the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). Any adjustment under this Section 15(d) need not be the same for all Participants and the Board’s and the Administrator’s determination of the adjustments appropriate to be made under this Section 15(d) shall be conclusive upon all Participants under the Plan. Any such adjustment shall be made in accordance with the requirements of Treasury Regulation Sections 1.409A-1(b)(5)(v)(D) and 1.424-1(a)(5) as determined by the Committee in good-faith and any such adjustment by the Committee shall be final, binding and conclusive on all Persons. Any such adjustment shall also be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act (to the extent the Committee determines applicable, in its sole discretion) or any independence standard contained in applicable exchange listing requirements. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional Shares.

The Committee may also adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided, however, that no such adjustment shall be made if it would constitute a modification, extension or renewal of a Stock Option within the meaning of Treasury Regulation Sections 1.409A-1(b)(5)(v) or 1.424-1(e).

20

(e) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A; (ii) any adjustments made pursuant to Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A or comply with the requirements of Section 409A; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15 to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A to be subject thereto; and (iv) if any Award is subject to Section 409A, Section 15(e) shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 29 in order to ensure that such Award complies with Section 409A.

16. Transfer Restrictions; Company Right of First Refusal; Company Repurchase Rights.

(a) Restrictions on Transfer.

(i) Options. No Stock Option shall be transferable by the Awardee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the Awardee’s lifetime, only by the Awardee, or by the Awardee’s legal representative or guardian in the event of the Awardee’s incapacity. The Awardee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company, and any such beneficiary may exercise the Awardee’s Stock Option in the event of the Awardee’s death to the extent provided herein. If the Awardee does not designate a beneficiary, or if the designated beneficiary predeceases the Awardee, the legal representative of the Awardee may exercise this Stock Option in the event of the Awardee’s death to the extent provided herein. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the Awardee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to a Permitted Transferee, provided that the Permitted Transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(ii) Issued Shares. No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws (including, without limitation, the Act), and with the terms and conditions of this Section 16, (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan, including this Section 16. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 16 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares. Subject to the foregoing general provisions, and unless otherwise provided in the agreement with respect to a particular Award, Issued Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply only with respect to the Awardee):

21

(A) Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, or other transfer, such Issued Shares shall continue to be subject to the terms of this Plan (including this Section 16) and such Permitted Transferee(s) must, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company.

(B) Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be subject to the provisions of this Plan (including this Section 16).

(iii) All Issued Shares shall be subject to all restrictions on transfer set forth in the Company’s Articles of Incorporation, by-laws or regulations.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of such Holder’s Issued Shares to any Person (other than a Permitted Transferee), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 16(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares purchased by such proposed transferee (other than a purchase by a Permitted Transferee) shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee shall remain subject to the terms of the Plan.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Option Shares. The Company or its assigns shall have the right and option upon the occurrence of a Repurchase Event with respect to a Holder of Option Shares to repurchase from such Holder some or all (as determined by the Company) of the Option Shares held or subsequently acquired upon exercise of a Stock Option by such Holder at the price per Share specified below. Such repurchase right may be exercised by the Company at any time during the period commencing on the date the Repurchase Event occurs and ending on the later of (A) the date that is eighteen (18) months following the date of such Repurchase Event or (B) the date that is thirteen (13) months after the acquisition of such Option Shares upon exercise of a Stock Option (the “Option Shares Repurchase Period”). The “Option Shares Repurchase Price” shall be the Fair Market Value of the Option Shares; provided, however, that in the case of a Restrictive Covenant Breach, the Option Shares Repurchase Price shall be the lesser of Fair Market Value of the Option Shares or the purchase price paid by the Awardee (or Holder) for the Option Shares upon exercise of Options by the Awardee (or Holder). Fair Market Value of the Option Shares shall be determined as of the date the Committee elects to exercise its repurchase rights in connection with such Repurchase Event.

22

(ii) Right of Repurchase With Respect to Restricted Stock. Unless otherwise set forth in the agreement entered into by the Awardee and the Company in connection with a Restricted Stock Award, the Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award some or all (as determined by the Company) of such Issued Shares at the price per Share specified below. Such repurchase right may be exercised by the Company at any time during the period commencing on the date the Repurchase Event occurs and ending on the date that is six months following the date of such Repurchase Event (the “Non-Option Shares Repurchase Period”). The “Non-Option Shares Repurchase Price” shall be the Fair Market Value of such Issued Shares; provided, however, that in the case of a Restrictive Covenant Breach, the Non-Option Shares Repurchase Price shall be the lesser of Fair Market Value of the Issued Shares or the original purchase price paid by the Awardee for the Issued Shares received pursuant to a Restricted Stock Award. Fair Market Value of the Option Shares shall be determined as of the date the Committee elects to exercise its repurchase rights in connection with such Repurchase Event.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the Option Shares Repurchase Period or Non-Option Shares Repurchase Period, as applicable, of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the Option Shares Repurchase Price or the Non-Option Shares Repurchase Price, as applicable; provided, however, that the Company may pay the Option Shares Repurchase Price or Non-Option Shares Repurchase Price, as applicable, by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Drag Along Right. In the event the holders of a majority of the Company’s voting capital stock then outstanding (the “Majority Shareholders”) determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or 50 percent or more of the capital stock of the Company, in each case in a transaction constituting a change in control of the Company, to any non Affiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-Affiliate(s) of the Company or any of the Majority Shareholders (in each case, the “Buyer”) in a bona fide negotiated transaction (a “Sale”), each Holder of Issued Shares, including any Permitted Transferees, shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Holder’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of an Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 16(d).

23

(e) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of Sections 12(b)(iv) and 16(b), (c) and (d) of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 16(e).

(ii) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that a Holder, any Permitted Transferees or any other Person is required to sell a Holder’s Issued Shares pursuant to the provisions of Sections 12(b)(iv) or 16(b), (c) or (d) and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder, any Permitted Transferees or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 12(b)(iv) or 16(b), (c) or (d), such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(f) Lockup Provision. Holder agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering.

24

(g) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-up or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of security of the Company, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Issued Shares.

(h) Transfers to Competitors. Notwithstanding anything contained herein to the contrary, no Issued Shares may be sold or otherwise transferred to a party that is a competitor of the Company without the prior written approval of the Board. Any sale or other purported sale of Issued Shares in violation of this Section 16(h) shall be null and void.

(i) Termination. The terms and provisions of Section 16(b), Section 16(c), Section 16(d) and Section 16(h) shall terminate upon the closing of the Company’s initial public offering or upon consummation of any Sale Event, in either case as a result of which Shares of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on any national security exchange.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board, without further action on the part of the shareholders of the Company, may from time to time amend, suspend or alter the Plan or any Award Agreement and may terminate the Plan or any Award Agreement at any time; provided, however, that any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company and subject to Section 15, no such amendment shall be made that would:

(i) increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii) reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan;

(iii) reduce the exercise price of outstanding Options or Stock Appreciation Rights;

(iv) materially modify the requirements as to eligibility for participation in the Plan;

(v) extend the maximum option period of Options granted under the Plan; or

(vi) effect any other change which requires shareholder approval under Applicable Law.

Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

25

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18. Designation of Beneficiary.

Each Awardee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Awardee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Awardee, or if the designated beneficiaries have predeceased the Awardee, the beneficiary shall be the Awardee’s estate.

19. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates and shall not restrict or interfere in any way with the right of the Company or its Affiliates to terminate the Awardee’s employment at any time, with or without Cause. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20. Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award, Stock Unit or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

26

21. Inability to Obtain Authority.

To the extent the Company is unable, or the Administrator deems it unfeasible, to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

24. Governing Law

Except to the extent preempted by United States Federal law or as otherwise expressly provided herein, the Plan and Award Agreements and all determinations made and actions taken pursuant hereto shall be interpreted in accordance with and governed by the substantive, internal laws of the state of Nevada, without giving effect to any choice or conflict of law provisions, rules or principles.

25. Interpretation of Plan and Awards.

(a) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they serve as a basis for interpretation of the Plan.

(b) Any reference to a provision of law, regulation or rule shall be deemed to include a reference to the successor of such law, regulation or rule.

(c) Any reference to a particular section of the Code or legislative Act shall be deemed to include a reference to all regulations and other lawful guidance interpreting, construing or implementing such section or Act.

(d) To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

26. Successors and Assigns.

The terms of the Plan and any Award shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

27

27. Illegality, Invalidity and Unenforceability.

If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

28. Private Company Provisions.

For any period during which the Company’s Shares are not publicly traded on a national stock exchange or national market system, the following provisions shall apply:

(a) Restrictive Legends. If one or more Options or other rights under the Plan are exercised pursuant to exemptions from foreign, federal and state securities laws: (i) any Shares issued upon exercise of those Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the foreign, federal and state securities laws or a valid exemption from such registration is available, and (ii) the Company may cause each certificate or other documentation evidencing ownership of any Shares issued upon exercise of those Options or rights to be imprinted with a legend in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any federal or state securities laws.”

The legend shall be in addition to the legend in Section 11, which applies to any certificate issued in respect of a Restricted Stock Award.

(b) Restrictions on Transfers. Except as otherwise expressly provided in this Plan, no Shares awarded under the Plan or issued upon exercise of an Option or other right under the Plan may be sold or otherwise transferred.

(c) Purchase Option. Notwithstanding anything to the contrary in this Plan, if any Participant who is a Non-Employee Director ceases to be a member of the Board, or if any Participant who is an Employee ceases to be an Employee of the Company and its Affiliates, if any, for any reason (including without limitation his or her death, Disability, Retirement, resignation, replacement, removal, expiration of term, discharge or any other reason), then the Company shall have the exclusive right and option to purchase from such Participant, the executor or administrator of his or her estate, or his or her other successor in interest, as the case may be, any or all of the Shares which may have been purchased or awarded to the Participant under the Plan (including without limitation any Shares purchased upon exercise of an Option or other right after termination of the Participant’s employment or status as a Non-Employee Director and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends or similar sources as a result of receiving Shares under the Plan).

29. Section 409A.

It is the intention of the Company that no Award be “deferred compensation” subject to Section 409A, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards upon a Sale Event, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A. The following rules will apply to Awards intended to be subject to Section 409A (“409A Awards”):

28

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A, including applicable transition rules thereunder.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards, other than any authority expressly permitted under Section 409A.

(c) Any distribution pursuant to a 409A Award following a Termination of Employment that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” as defined under Section 409A(a)(2)(B)(i) of the Code, shall occur no earlier than the date immediately following the expiration of the six-month period after such Termination of Employment. For the avoidance of doubt, an intervening distribution following a Participant’s death prior to the expiration of such period would not be prohibited under this subsection.

(d) In the case of any distribution pursuant to a 409A Award, if the timing of such distribution is not otherwise specified in the Plan, an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan, an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes, penalties or interest owed by the Participant pursuant to Section 409A of the Code.

30. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other person as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

29

31. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company and nothing contained herein shall give any Participant or transferee any rights that are greater than those of a general creditor of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

32. Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Shares. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

33. Cancellation of Award; Forfeiture of Gain; Clawback Policy.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Administrator in its sole discretion. Without limiting the foregoing, and without regard to the terms of any Award Agreement the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted or modified from time to time (the “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, a Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted or amended from time to time by the Company in its discretion.

34. Section 16 of the Exchange Act.

The Company intends that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 under Section 16 of the Exchange Act so that Participant will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16, and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 34, such provision to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.

30

Exhibit A

Definition of “Sale Event”

“Sale Event” means one of the following events occurring after the effective date of the Plan:

(1)	any one person, or group of owners of another corporation who acting together through a merger, consolidation, purchase, acquisition of stock or the like (a “Group”), acquires ownership of stock of the Company (or other voting securities of the Company then outstanding) that, together with the Company stock (or other voting securities of the Company then outstanding) held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company (or other voting securities of the Company then outstanding), the acquisition of additional Company stock (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Sale Event;

(2)	any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company (or other voting securities of the Company then outstanding) possessing thirty percent (30%) or more of the total voting power of the stock of the Company (or other voting securities of the Company then outstanding) where such person or Group is not merely acquiring additional control of the Company;

(3)	a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Board; or

(4)	any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or Group) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Sale Event if the assets are transferred to:

31

(i)	a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii)	an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

(iii)	a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(iv)	an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (1), above; or

(5)	Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

However, no Sale Event shall be deemed to have occurred with respect to a Participant by reason of (I) any event involving a transaction in which the Participant or a group of persons or entities with which the Participant acts in concert, acquires, directly or indirectly, more than thirty percent (30%) of the common stock or the business or assets of the Company; or (II) any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Sale Event shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code for purposes of determining whether such payment or distribution may then occur.

32

APPENDIX B

PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

TOGA LIMITED

ARTICLE I

NAME OF COMPANY

The name of this corporation is TOGA LIMITED (the “Corporation”).

ARTICLE II

INITIAL REGISTERED AGENT AND STREET ADDRESS

The address of the Corporation’s registered agent in the State of Nevada is 3609 Hammerkop Drive, North Las Vegas, Nevada 89084. The name of its registered agent at such address is IncSmart.Biz, Inc.

ARTICLE III

PURPOSE OF COMPANY

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada.

ARTICLE IV

AUTHORIZED SHARES

(A) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is one billion twenty million (1,020,000,000) shares, each having a par value of $0.0001 per share, consisting of: (i) five hundred million (500,000,000) shares of Class A voting Common Stock, par value $0.0001 per share (the “Class A Common Stock”); (ii) five hundred million (500,000,000) shares of Class B non-voting Common Stock, par value $0.0001 per share (the “Class B Non-Voting Common Stock); and twenty million (20,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) to be designated at a future date. (The Class A Common Stock and the Class B Non-Voting Common Stock are herein sometimes collectively referred to as the “Common Stock.”)

(B) Common Stock.

(i) Dividends. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be paid in cash or otherwise with respect to the Common Stock out of the assets of the Corporation legally available therefor, upon the terms, and subject to the limitations, as the Board of Directors of the Corporation (the “Board of Directors”) may determine. Except for the voting rights referred to below, all shares of Common Stock of the Corporation shall be of equal rank and shall be identical in all respects.

(ii) Liquidation Rights. Subject to the express terms of any outstanding Preferred Stock, in the event of liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled to share in the distribution of any remaining assets available for distribution to the holders of Common Stock ratably in proportion to the total number of shares of Common Stock then issued and outstanding.

(iii) Voting Rights. Holders of Class A Common Stock shall have the right to one vote for each share held, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law and these Articles of Incorporation. Holders of Class B Non-Voting Common Stock shall not have the right to vote or be entitled to receive notice or to attend any stockholders’ meeting, except as required by the Nevada Revised Statutes. No stockholder will be permitted to cumulate their votes at any election of directors.

 (C) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in these Articles of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

DIRECTORS

The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.

ARTICLE VI

AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII

BOARD OF DIRECTORS

The Board of Directors of the Corporation is expressly authorized to make, alter or repeal bylaws of the Corporation.

ARTICLE VIII

MEETING OF SHAREHOLDERS

Meetings of stockholders may be held within or out of the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in this statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE IX

TERM OF EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE X

INDEMNIFICATION OF DIRECTORS

(A) To the fullest extent permitted by the General Corporation Law of Nevada, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Nevada is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, than a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Nevada, as so amended.

(B) Any repeal or modification of any of the foregoing provisions of this Article X shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Amended and Restated Articles of Incorporation to be signed by its duly authorized officer and as approved by the Board of Directors and the holders of a majority of the voting shares of capital stock of the Corporation on _________, 2020.

TOGA LIMITED

By:

Name:

Title:

APPENDIX C

AMENDED AND RESTATED BYLAWS

AMENDED AND RESTATED

BYLAWS

of

TOGA LIMITED,

a Nevada corporation

ARTICLE I

OFFICES

Section 1.1 Principal Office.

The principal office of Toga Limited (the “Corporation”) shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices.

Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s resident agent and the street address of the Corporation’s resident agent in Nevada shall be as determined by the Board of Directors from time to time.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meetings.

Annual meetings of the Stockholders of the Corporation (the “Stockholders”) shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and such other business, if any, may be transacted as may be brought before the meeting pursuant to this Section 2.1. No business may be transacted at an annual meeting of Stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any Stockholder of the Corporation (A) who is a Stockholder of record on the date of the giving of the notice provided for in Section 2.13 and on the record date for the determination of Stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in Section 2.13.

Section 2.2 Special Meetings.

(a) Special meetings of the Stockholders may be called only by (a) the Chairman of the Board, (b) the chief executive officer, (c) the president, or (d) a majority of the members of the Board of Directors and may not be called by any other person or persons. Special meetings may be held at such date and time as specified in the applicable notice. The Board of Directors may postpone, reschedule or cancel any special meeting of Stockholders previously scheduled by the Board of Directors.

(b) No business shall be acted upon at a special meeting of Stockholders except as set forth in the notice of the meeting or matters incident to the conduct of the meeting as the presiding officer of the meeting shall determine to be appropriate.

Section 2.3 Place of Meetings.

Any meeting of the Stockholders may be held at any location in or out of the State of Nevada as may be designated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting of Stockholders shall not be held at any place, but may instead be held solely by means of electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with Chapter 78 of the Nevada Revised Statutes (the Nevada Revised Statutes, “NRS”).

Section 2.3 Notice of Meetings; Waiver of Notice.

(a) The chief executive officer, the president, a vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the Stockholders written notice of any Stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting, the means of electronic communications, videoconferencing, teleconferencing or other available technology, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the Stockholders entitled to vote at the meeting (if such date is different from the record date for Stockholders entitled to notice of the meeting) and, except in the case of the annual meeting, the purpose or purposes for which the meeting is called.

(b) In the case of an annual meeting, subject to Section 2.13 hereof, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenters’ rights is to be submitted to a vote, the notice of the meeting must state that the Stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c) A copy of the notice shall be personally delivered, mailed postage prepaid or sent by electronic communication as provided in NRS 75.150 to each Stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation. If personally delivered or delivered by electronic communication (with confirmation of successful transmission), service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is delivered or sent by electronic transmission. If mailed, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited-liability company managed by its members, to any manager of a limited-liability company managed by managers, to any general partner of a partnership or to any trustee of a trust constitutes delivery of the notice to the corporation, association, limited-liability company, partnership or trust.

(d) The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the Stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e) Any Stockholder may waive notice of any meeting by a signed writing, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the Stockholders entitled to notice of and to vote at any meeting of Stockholders or any adjournment or postponement thereof, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b) If no record date is fixed, the record date for determining Stockholders: (i) entitled to notice of and to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned or postponed meeting and must fix a new record date if the meeting is adjourned or postponed to a date more than sixty (60) days later than the meeting date set for the original meeting.

Section 2.6 Quorum; Adjourned Meetings.

(a) Unless the Amended and Restated Articles of Incorporation of the Corporation (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, the “Articles of Incorporation”) provide for a different proportion, Stockholders holding at least a majority of the voting power of the Corporation’s outstanding shares of capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote, or express consent or dissent, on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by Chapter 78 or 92A of the NRS, the Articles of Incorporation or these Amended and Restated Bylaws adopted by the Board of Directors effective as of July 14, 2020 (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, these “Bylaws”), at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote, or express consent or dissent, on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a Stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each Stockholder of record as of the new record date. The Stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough Stockholders to leave less than a quorum of the voting power.

Section 2.7 Voting.

(a) Unless otherwise provided in Chapter 78 of the NRS, the Articles of Incorporation, or the resolution providing for the issuance of preferred stock or series of common stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation (if any such authority is so vested), each Stockholder of record, or such Stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such Stockholder’s name at the close of business on the record date.

(b) If a quorum is present, unless the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, Chapter 78 of the NRS or other applicable law provide for a different proportion, action by the Stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the Stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the Stockholders by Chapter 78 or 92A of the NRS, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(c) If a quorum is present, directors shall be elected by a majority of the votes cast.

(d) In determining the right to vote shares of the Corporation pursuant to this Section 2.7 or otherwise, the Corporation may rely on any instruments or statements presented to it, provided that the Corporation has the right, but not the obligation, to require and review such proof of ownership and voting rights as it determines in good faith. The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the Stockholder. All decisions of the Corporation shall be valid and binding unless and until a court of competent jurisdiction determines otherwise.

Section 2.8 Proxies.

At any meeting of Stockholders, any holder of shares entitled to vote may designate, in a manner permitted by Chapter 78 of the NRS, another person or persons to act as a proxy or proxies. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by Chapter 78 of the NRS.

Section 2.9 No Action Without a Meeting.

Except as expressly provided by, and in accordance with, the Articles of Incorporation, no action shall be taken by the Stockholders except at an annual or special meeting of Stockholders called and noticed in the manner required by these Bylaws, nor may the Stockholders under any circumstance take action by written consent in lieu of a meeting of Stockholders.

Section 2.10 Organization.

(a) Meetings of Stockholders shall be presided over by the chief executive officer, or, in the absence of the chief executive officer, by the president, or, in the absence of the president, the Chairman of the Board, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the Stockholders entitled to cast a majority of the votes which all Stockholders present in person or by proxy are entitled to cast. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b) The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.11 Absentees’ Consent to Meetings.

Transactions of any meeting of the Stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of Stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12 Director Nominations.

Subject to the rights, if any, of the holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors, by a committee appointed by the Board of Directors, or by any Stockholder of record entitled to vote in the election of directors who complies with the notice procedures set forth in Section 2.13.

Section 2.13 Advance Notice of Stockholder Proposals and Director Nominations by Stockholders.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors or (C) by any Stockholder who (1) was a Stockholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13 or (2) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), which proposal has been included in the proxy statement for the annual meeting.

(ii) For any (1) nominations or (2) other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 2.13(a)(ii)(C) of these Bylaws, the Stockholder must have given timely notice thereof in writing to the Secretary and must provide any updates or supplements to such notice at the times and in the forms required by this Section 2.13, and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. To be in proper form, such Stockholder’s notice must:

(A) as to each person whom the Stockholder proposes to nominate for election as a director of the Corporation, set forth (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, (II) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected and (III) such other information regarding such person as may reasonably be requested by the Board of Directors in writing prior to the meeting of Stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with policies or guidelines adopted by the Board of Directors and as amended from time to time;

(B) with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws;

(C) as to any other business that the Stockholder proposes to bring before the meeting, set forth (I) a brief description of the business desired to be brought before the meeting, (II) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (III) the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (IV) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14A of the Exchange Act; and

(D) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, set forth (I) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of shares of stock which are owned beneficially and of record by such Stockholder and such beneficial owner, except that such Stockholder shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Stockholder has a right to acquire beneficial ownership at any time in the future, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of Stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the Stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (VI) a representation whether the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of outstanding stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from Stockholders in support of such proposal or nomination, (VII) any material pending or threatened legal proceeding in which such Stockholder is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (VIII) any other material relationship between such Stockholder, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, and (IX) any other information relating to such Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14A of the Exchange Act and the rules and regulations promulgated thereunder.

The foregoing notice requirements of this Section 2.13(a) shall be deemed satisfied by a Stockholder with respect to business other than a nomination for election as a director of the Corporation if the Stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee for election as a director of the Corporation to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of Section 2.13(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 2.13(a)(ii) of these Bylaws and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Except to the extent required by law, special meetings of Stockholders may be called only in accordance with Section 2.2 of these Bylaws. The only business to be conducted at a special meeting of Stockholders is that brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any Stockholder who is a Stockholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.13. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more directors to the Board of Directors, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by Section 2.13(a)(ii) of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws and any other information, documents, affidavits, or certifications required by the Corporation) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(c) General.

(i) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to be elected at an annual or special meeting of Stockholders to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.13. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.13 (including whether the Stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such Stockholder’s nominee or proposal in compliance with such Stockholder’s representation as required by Section 2.13(a)(ii)(D)(VI) of these Bylaws) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.13, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.13, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(ii) For purposes of this Section 2.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii) Notwithstanding the foregoing provisions of this Section 2.13, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.13 (including clause (a)(ii)(C)) hereof and clause (b) hereof), and compliance with clauses (a)(ii)(C) and (b) of this Section 2.13 shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of clause (a)(i) hereof, business other than nominations brought properly under and in compliance with Rule 14a-8 promulgated under the Exchange Act, as may be amended from time to time). Nothing in this Section 2.13 shall be deemed to affect any rights (x) of Stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (y) of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Articles of Incorporation.

(iv) A Stockholder providing notice of its intent to propose business or to nominate a person for election to the Board of Directors shall update and supplement its notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.13 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

Section 2.14 Submission of Questionnaire, Representation and Agreement.

To be eligible to be a nominee for election or reelection as a director of the Corporation, the candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of notice under Section 2.13 of these Bylaws), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and the background and stock ownership of any other person or entity on whose behalf the director nomination is being made, and (b) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (i) is not, and, if elected as a director during his or her term of office, will not become a party to (A) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification for service as a director, (iii) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director of the Corporation (and, if requested by any candidate for nomination, the Secretary shall provide to such candidate for nomination all such policies and guidelines then in effect) and (iv) is, and if elected as a director during his or her term office, will at all times comply with the qualification criteria set forth in Section 3.1, or as otherwise set forth by a duly authorized committee appointed by the Board of Directors.

Section 2.15 Telephonic and Electronic Meetings.

Stockholders may participate in a meeting of the Stockholders through electronic communications, videoconferencing, teleconferencing or other available technology for which the Corporation shall have implemented reasonable measures to: verify the identity of each person participating through such means as a Stockholder, as the case may be; and provide the Stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Stockholders, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.15 constitutes presence in person at the meeting.

ARTICLE III

DIRECTORS

Section 3.1 General Powers; Performance of Duties; Qualifications.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation. Directors need not be Stockholders. No person shall be eligible for nomination, election or service as a director of the Corporation if:

(a) the person has been convicted of a felony involving a transaction in securities, consumer fraud or antitrust in any state or federal jurisdiction within the seven-year period immediately preceding the election of such person;

(b) the person has been convicted of a felony, the essential elements of which consisted of fraud, misrepresentation, theft by false pretenses, or restraint of trade or monopoly in any state or federal jurisdiction within the seven-year period immediately preceding the election of such person;

(c) the person has been or is subject to an injunction, judgment, decree or permanent order of any state or federal court entered within the seven-year period immediately preceding the election of such person wherein such injunction, judgment, decree or permanent order: (i) involved the violation of fraud or registration provisions of the securities laws of that jurisdiction; or (ii) involved the violation of the consumer fraud laws of that jurisdiction; or (iii) involved the violation of the antitrust or restraint of trade laws of that jurisdiction;

(d) a majority of the Board of Directors of the Corporation determines in good faith and reasonably believes that the person has engaged in fraudulent conduct or intentional criminal conduct with respect to the Corporation or in connection with its business and affairs;

(e) the person is an adverse party in pending or threatened litigation in which the Corporation is a party, and which is reasonably determined in good faith by a majority of the Board of Directors of the Corporation to be material to the Corporation and its business or prospects; or

(f) the person (i) is controlled by, (ii) is under common control with or (iii) has entered into an agreement with a person described in the preceding paragraphs of this Section 3.1 with respect to voting by the person as a director of the Corporation.

Section 3.2 Number; Tenure.

The total number of directors constituting the entire Board of Directors shall be fixed in the manner provided in the Articles of Incorporation. The number of directors shall be no less than one director and no more than nine directors. The Board of Directors may increase or decrease the number of directors by resolution to not less than one. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the Stockholders to remove directors as is hereinafter provided.

Section 3.3 Staggered Board.

Beginning at the next annual meeting of the Stockholders, the Board of Directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director. Each director shall serve for a term ending on the date of the third (3rd) anniversary of the date such director was elected; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. Notwithstanding the foregoing provisions of this Section 3.3, unless otherwise provided in Chapter 78 of the NRS, the term of each incumbent director (as of immediately prior the effectiveness of these Bylaws) terminates on the date it would have terminated had there been no reclassification pursuant to these Bylaws, regardless of whether such reclassification would otherwise increase or decrease the term of such incumbent director.

Section 3.4 Chairman of the Board.

The Board of Directors shall elect a Chairman of the Board in accordance with Article IV of these Bylaws.

Section 3.5 Lead Independent Director.

In the event that the Board of Directors elects a Chairman of the Board who is an employee of the Corporation, the Board of Directors may also elect a Lead Independent Director who shall preside at all meetings of the Board of Directors and Stockholders at which he or she shall be present and the Chairman of the Board is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.6 Removal and Resignation of Directors.

A director may only be removed from the Board of Directors at a special meeting of the Stockholders called for that purpose by a vote of the holders of no less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote; provided, that if a director is elected by the holders of a class or series of shares, only the vote of the holders of such class or series, and not the votes of the outstanding shares as a whole, shall be required to remove such director. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chairman of the Board, if any, the president or the secretary, or in the absence of all of them, any other officer.

Section 3.7 Vacancies; Newly Created Directorships.

Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors or due to the death, resignation or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. A director elected to fill a vacancy shall hold office for the unexpired term of his or her predecessor in office and until his or her successor is duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.8 Regular Meetings.

Regular meetings of the Board of Directors may be held at such places, if any, within or without the State of Nevada and at such times as the Board of Directors may from time to time determine.

Section 3.9 Special Meetings.

Except as otherwise required by law, and subject to any rights of the holders of preferred stock, special meetings of the Board of Directors may be called only by the Chairman of the Board, if any, or if there be no Chairman of the Board, by any of the chief executive officer, the president or the secretary, or the secretary upon the request of at least a majority of the authorized number of directors. If the Chairman of the Board, or if there be no Chairman of the Board, each of the chief executive officer, president and secretary, refuses or neglects to call such special meeting, a special meeting may be called by a written request signed by the Lead Independent Director or at least a majority of the directors in office.

Section 3.10 Place of Meetings.

Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.11 Notice of Meetings.

Except as otherwise provided in these Bylaws, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least twenty-four (24) hours before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, or (e) by electronic transmission or electronic writing, including, but not limited to, email. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, email, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 3.12 Quorum; Adjourned Meetings.

(a) A majority of the directors then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 3.7 of these Bylaws, a meeting of the Board of Directors may be held if a majority of the directors then in office participate in such meeting.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.13 Manner of Acting; Presumption of Assent.

Except in cases in which the Articles of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.14 Telephonic and Electronic Meetings.

Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee through electronic communications, videoconferencing, teleconferencing or other available technology for which the Corporation shall have implemented reasonable measures to: verify the identity of each person participating through such means as a director or committee, as the case may be; and provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.14 constitutes presence in person at the meeting.

Section 3.15 Action Without Meeting.

Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if, before or after the action, all of the members of the Board of Directors consent thereto in writing or by electronic transmission. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and the writing or writings or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Board of Directors.

Section 3.16 Powers and Duties.

(a) Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee in accordance with Section 3.17, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to sub-delegate, and upon such terms as may be deemed fit.

(b) The Board of Directors, in its discretion, or whomever is presiding over such meeting, may (i) require that any votes cast at a meeting of the Board of Directors be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the Stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

Section 3.17 Committees.

The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may adopt charters for one or more of such committees. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board of Directors designating such committee or the charter for such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. The Board of Directors may remove any Director from any committee at any time, with or without cause. Unless otherwise specified in the resolution of the Board of Directors designating a committee or the charter for such committee, at all meetings of such committee, a majority of the then-authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 3 of these Bylaws.

Section 3.18 Compensation.

The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity, including serving as a member of a committee of the Board of Directors. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or other compensation as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.

Section 3.19 Organization.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board by the Lead Independent Director, or in his or her absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV

OFFICERS

Section 4.1 Election.

The Board of Directors shall elect and appoint a Chairman of the Board, a chief executive officer, president, a secretary and a treasurer. Said officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any individual may hold two or more offices.

Section 4.2 Removal; Resignation.

Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies.

If any vacancy occurs in any office of the Corporation, the Board of Directors may appoint a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.4 Chairman of the Board.

The Board of Directors shall elect a Chairman of the Board from the members of the Board of Directors who shall (a) preside at all meetings of the Board of Directors and Stockholders at which he or she shall be present, (b) advise and counsel the chief executive officer and the other officers of the Company and (c) have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as may be provided by applicable law. The Board of Directors, in its discretion, may designate a Chairman of the Board as either a Non-Executive Chairman of the Board, who shall not be considered an employee or officer of the Company by virtue of the Non-Executive Chairman position, or an Executive Chairman of the Board, who shall be considered a full-time employee and executive officer of the Company by virtue of the Executive Chairman position. For every other purpose under these Bylaws, unless provided otherwise, a Non-Executive Chairman or an Executive Chairman shall be characterized as the “Chairman of the Board.”

Section 4.5 Chief Executive Officer.

The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.6 President.

The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.7 Chief Financial Officer.

The Board of Directors may elect a Chief Financial Officer. The Chief Financial Officer shall in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.8 Vice Presidents.

The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.9 Secretary.

The secretary shall attend all meetings of the Stockholders and the Board of Directors, shall keep, or cause to be kept, the minutes of proceeds thereof in books provided for that purpose, and shall be entitled but not obligated to attend all meetings of any committees of the Board of Directors. He or she shall keep, or cause to be kept, a register of the Stockholders and shall be responsible for the giving of notice of meetings of the Stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct. The secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as may be provided by law.

Section 4.10 Assistant Secretaries.

An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as may be provided by law.

Section 4.11 Treasurer.

The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board, if any, the chief executive officer, or the president. The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, the president, these Bylaws or as may be provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.12 Assistant Treasurers.

An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.13 Execution of Negotiable Instruments, Deeds and Contracts.

All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V

CAPITAL STOCK

Section 5.1 Issuance.

Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2 Stock Certificates and Uncertificated Shares.

(a) Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the chief executive officer, the president or a vice president, and by the chief financial officer, secretary or an assistant secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the Stockholders. Whenever such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the Chapter 78 of the NRS and/or such other federal, state or local laws or regulations then in effect.

Section 5.3 Lost, Stolen or Destroyed Certificates.

The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Section 5.4 Replacement Certificate.

When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of Stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares.

No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if, unless waived by the Board of Directors:

(a) Endorsement. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

(b) Guaranty and Effectiveness of Signature. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

(c) Adverse Claims. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

(d) Collection of Taxes. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

(e) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

Section 5.6 Transfer Agent; Registrars.

The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7 Miscellaneous.

The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI

DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 2.5 hereof, prior to the distribution for the purpose of determining Stockholders entitled to receive any distribution.

ARTICLE VII

RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1 Records.

All original records of the Corporation shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2 Corporate Seal.

The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End.

The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a Stockholder.

 (iii) Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(v) Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(b) Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of Stockholders or directors, or otherwise.

(c) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(d) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(e) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment.

Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

ARTICLE IX

CHANGES IN NEVADA LAW

References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by Stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X

AMENDMENT OR REPEAL

Section 10.1 Amendment of Bylaws.

(a) These Bylaws may be altered, amended or repealed, and new bylaws made, only by the affirmative vote of (i) a majority of the Board of Directors or (ii) Stockholders representing at least a majority or more of the votes eligible to be cast in an election of Directors.

(b) Notwithstanding Section 10.1(a) above, any vote of the Stockholders to alter, amend, or repeal the following sections of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class: (i) Section 2.13, (ii) Sections 3.2-3.3, and (iii) Section 3.7.

ARTICLE XI

FORUM SELECTION

Section 11.1 Forum for Adjudication of Disputes.

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the courts in the county of Los Angeles, California shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or (e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction. In the event that the courts in the county of Los Angeles, California do not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of California shall be the sole and exclusive forum therefor and in the event that no state district court in the State of California has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of California shall be the sole and exclusive forum therefor.

TOGA LIMITED

Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Toga Limited.

The stockholder hereby appoints Alexander D. Henderson, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Toga Limited that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held on September 9, 2020, at 9:00 a.m. Malaysia Time (UTC +8) (September 8, 2020 at 6:00 p.m. PDT (UTC -7)) and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/TogaLimited/2020/htype.asp by 11:59 PM EDT on September 2, 2020. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting using the link and password that will be e-mailed to you once your registration is confirmed. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement – "How can I attend and participate in the Stockholder Meeting?" and "How do I vote?".

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

The Proxy Materials are available at

http://www.viewproxy.com/Togalimited/2020

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To approve the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
2. To approve the Amended and Restated Articles of Incorporation.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
3. To approve an adjournment or postponement of the Special Meeting of Stockholders, if necessary or appropriate.	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

☐ Change of Address — Please print new address below

____

____

____

Date: ______________________________________

____
Signature

____
Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

VIRTUAL CONTROL NUMBER

→ [ ]

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Toga Limited you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 PM EDT on September 4, 2020.

As a Registered Holder, you may vote your shares at the virtual Special Meeting by first registering at http://viewproxy.com/TogaLimited/2020/htype.asp. Your registration must be received by 11:59 PM EDT on September 2, 2020. On the day of the meeting, you may join the meeting by using the link and password that will be e-mailed to you once your registration is confirmed and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the virtual Special Meeting are contained in the Proxy Statement – "How can I attend and participate in the Stockholder Meeting?" and "How do I vote?".

VIRTUAL CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet

INTERNET

Vote Your Proxy on the Internet:
Go to
http://www.AALvote.com/TOGL

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.